Exhibit 24

                           CONSOLIDATED GRAPHICS, INC.

                    POWER OF ATTORNEY FOR REPORT ON FORM 10-K



         WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended (the "Securities Act"), an Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended March 31, 2001, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents related to said Annual Report;

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joe R. Davis and Wayne M. Rose, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, said Annual Report and all instruments as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of April 23, 2001.


                                                    /s/ Larry J. Alexander
                                                    ----------------------------
                                                    Larry J. Alexander

                           CONSOLIDATED GRAPHICS, INC.

                    POWER OF ATTORNEY FOR REPORT ON FORM 10-K



         WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended (the "Securities Act"), an Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended March 31, 2001, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents related to said Annual Report;

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joe R. Davis and Wayne M. Rose, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, said Annual Report and all instruments as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of April 23, 2001.


                                                    /s/ Brady F. Carruth
                                                    ----------------------------
                                                    Brady F. Carruth

                           CONSOLIDATED GRAPHICS, INC.

                    POWER OF ATTORNEY FOR REPORT ON FORM 10-K



         WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended (the "Securities Act"), an Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended March 31, 2001, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents related to said Annual Report;

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joe R. Davis and Wayne M. Rose, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, said Annual Report and all instruments as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of April 23, 2001.


                                                    /s/ Clarence C. Comer
                                                    ----------------------------
                                                    Clarence C. Comer

                           CONSOLIDATED GRAPHICS, INC.

                    POWER OF ATTORNEY FOR REPORT ON FORM 10-K



         WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended (the "Securities Act"), an Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended March 31, 2001, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents related to said Annual Report;

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joe R. Davis and Wayne M. Rose, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, said Annual Report and all instruments as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of April 23, 2001.


                                                     /s/ Gary L. Forbes
                                                    ----------------------------
                                                    Gary L. Forbes

                           CONSOLIDATED GRAPHICS, INC.

                    POWER OF ATTORNEY FOR REPORT ON FORM 10-K



         WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended (the "Securities Act"), an Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended March 31, 2001, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents related to said Annual Report;

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joe R. Davis and Wayne M. Rose, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, said Annual Report and all instruments as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of April 23, 2001.


                                                    /s/ James H. Limmer
                                                    ----------------------------
                                                    James H. Limmer

                           CONSOLIDATED GRAPHICS, INC.

                    POWER OF ATTORNEY FOR REPORT ON FORM 10-K



         WHEREAS, CONSOLIDATED GRAPHICS, INC., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended (the "Securities Act"), an Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended March 31, 2001, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with any and all exhibits and other documents related to said Annual Report;

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Joe R. Davis and Wayne M. Rose, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, said Annual Report and all instruments as said attorney or attorneys shall deem necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of April 23, 2001.


                                                    /s/ Dr. Hugh N. West
                                                    ----------------------------
                                                    Dr. Hugh N. West